UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 18, 2006
(March 31, 2006)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries (“PNMR” or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of March 2006 and 2005 and the three months ended March 31, 2006 and March 31, 2005 to provide investors with key monthly business indicators. Readers of this Current Report on Form 8-K should refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operation in the Company’s annual and quarterly periodic reports on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

The Company’s principal operating subsidiaries are Texas-New Mexico Power Company (“TNMP”), a regulated utility operating in Texas and New Mexico, First Choice Power (“First Choice”), a certified retail electric provider operating in Texas, and Public Service Company of New Mexico (“PNM”), a regulated utility subsidiary operating in New Mexico. Select Comparative Operating Statistics for these subsidiaries are included in the information presented below.

	Month Ended		Three Months Ended
	March 31,		March 31,
	2006	2005	2006	2005
		(In thousands)
Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	616	597	1,861	1,789
TNMP Electric	515	522	1,594	1,618

Total Regulated Sales	1,131	1,119	3,455	3,407

Unregulated Sales:
PNM Wholesale Long Term	164	247	583	725
PNM Wholesale Short Term	913	876	2,221	2,125
First Choice	241	244	739	880

Total Unregulated Sales	1,318	1,367	3,543	3,730

(1) Megawatt hours are presented on a segment basis only. The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

Heating Degree Day (“HDD”) values and Cooling Degree Day (“CDD”) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider. PNM’s HDD and CDD statistics are based on weather in Albuquerque, New Mexico. TNMP’s HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico. HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

	Month Ended		Three Months Ended
	March 31,		March 31,
	2006	2005	2006	2005
PNM

HDD	575	597	2,100	2,088

CDD	-	-	-	-

TNMP (1)
HDD	245	253	939	1,029

CDD	51	27	74	65

First Choice (1)
HDD	234	235	887	973

CDD	56	30	81	72

(1) Effective for the month of March 31, 2006 and the three months ended March 31, 2006, the Company changed the source data used for TNMP and First Choice HDD and CDD to be consistent with that used for PNM; therefore, the three months ended March 31, 2006 will not agree to a sum of previously reported 2006 amounts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: April 18, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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